________________________________________________________________________________
                                                                               1


DEAR SHAREHOLDERS:

Our report for CIGNA High Income Shares (the "Fund") covering the six months ended June 30, 2001 follows.

HIGH YIELD BOND MARKET SUMMARY

For the year to date, the high yield bond market outperformed government bonds and mortgages, as measured by the Lehman Brothers High Yield, Government, and Mortgage Index returns of 3.9%, 2.3% and 3.8%, respectively. High yield bonds also outperformed the S&P 500 Index, which is down 7.3%, over the same period.

During the second quarter, the high yield bond market gave back some of the gains achieved earlier in the year, declining 2.3%. The telecommunications sector, which fell 18.3%, was responsible for the decline. Revenue and earnings warnings from high-profile telecommunications companies, such as Exodus, Level 3, and Metromedia Fiber, resulted in considerable investor concern that the malaise would spill over to the rest of the industry. However, most of the other high yield sectors remained unscathed, reporting positive performance.

The substantial inflow of cash, as measured by AMG Data Services, into the high yield bond market has been a positive so far in 2001. In only six months, more funds have flowed into the market than in either of the prior two years. Through June 30, 2001, $5.3 billion entered the high yield market, compared with an outflow of $3.7 billion in 2000 and an inflow of $2.5 billion in 1999 (source:
AMG Data). On an annualized basis, more dollars have come into the market so far this year than the average of the prior nine years.

This influx of cash enabled more companies to access the market for capital, as indicated by the $29.6 billion in new issuance during the second quarter, which was more than double last year's $11.1 billion for the same period.

STRATEGY

Bargain hunting was the portfolio theme for the quarter, as we actively invested in companies in out-of-favor industries that trade at substantial discounts to their maturity values. We have also been investing in "fallen angels," former investment-grade securities that have been downgraded to below investment-grade by the rating agencies. Many of these companies are leaders in their industry, have substantial assets and quality management, but have been downgraded due to economic and industry-related concerns. We believe we are being attractively rewarded for investing in these fundamentally solid companies that can weather the slowdown in the economy.

To fund these purchases we are selling securities that do not offer much upside potential. Mainly, these are cyclical bonds at their peak in earnings that still trade near their all-time highs. Examples include chemicals, homebuilders, and aerospace manufacturers.

During the quarter, the Fund maintained overweights relative to the benchmark in what we consider undervalued industries such as consumer products, industrials, and retail. The Fund also holds overweights in industries which we view as core holdings; i.e., stable areas that should help balance the volatility of the market. Grocery and pharmaceuticals are examples of some of these industries.

The Fund remains broadly diversified, with holdings in 98 issuers. At June 30, 2001, the Fund's average duration was 4.0 years, which was below the Index's duration of 4.7 years. The Fund's leverage during the quarter remained below 33% of assets and was 31% at June 30, 2001.

In response to lower net investment income, the Fund's monthly dividend was reduced to 4.5 cents

________________________________________________________________________________
                                                                               2


from 5 cents per share. More information on the dividend rate change may be found on page 11.

PERFORMANCE

In line with investors' continued flight to higher quality, BB rated bonds again outperformed lower rated bonds. The BB rated component of the Lehman High Yield Index returned 2.3%, while B rated bonds declined 4.7% and CCC rated bonds were off 7.8%. However, we continue to believe B rated bonds are attractively priced based on historical valuations and should begin to outperform as the economy improves.

CIGNA High Income Shares underperformed its benchmark for the quarter and year-to-date. Based on net asset value, the Fund returned -4.58% for the quarter and -3.30% year-to-date compared with its benchmark, the Lehman Brothers High Yield Bond Index, which returned -2.28% for the quarter and 3.93% year-to-date. The return for the quarter based on the market value of the Fund's shares traded on the New York Stock Exchange was -3.67% for the quarter and 6.37% year-to-date.

OUTLOOK

The Federal Reserve's (Fed's) recent aggressive monetary easing, new tax cuts, lower energy costs, and a low projected inflation rate should boost the U.S. economy and help consumer spending, creating a favorable environment for financial markets over the next 12 to 18 months. The high yield market will further benefit from the substantial inflow of funds and current depressed security valuations. While we believe the general trend for the high yield market going forward will be upward, pullbacks are expected within some sectors. The telecommunications industry still remains a concern due to the use of substantial leverage, lack of capital availability, and overbuilding. There may also be pressure on some cyclicals, such as chemicals and paper, as operating results continue to deteriorate.

Overall, we believe our strategy of upgrading the credit quality and liquidity of the Fund by investing in new purchases of companies that are industry leaders, have strong management teams, and efficient operations, should position the Fund to participate in any future high yield rally.


Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  INVESTMENTS IN SECURITIES                            3
June 30, 2001 (Unaudited)


                                            PRINCIPAL        VALUE
                                              (000)          (000)
-------------------------------------------------------------------
BONDS AND NOTES - 141.2%
AUTO AND TRUCK - 3.8%
Collins & Aikman Products Co.,
     11.50%, 2006                           $ 4,000      $   3,800
Exide Corp., 10.00%, 2005                     2,000          1,710
Navistar International Corp.,
     9.38%, 2006 (144A security
     acquired May 2001 for $1,512) (a)        1,490          1,501
                                                      -------------
                                                             7,011
                                                      -------------
BROADCASTING AND MEDIA - 6.1%
American Lawyer Media, Inc.,
     9.75%, 2007                              4,500          4,185
Echostar Broadband Corp.,
     10.38%, 2007                             2,000          1,970
Innova S DE R.L., 12.88%, 2007                4,280          3,809
Ziff Davis Media, Inc., 12.00%, 2010          2,000          1,100
                                                      -------------
                                                            11,064
                                                      -------------
CABLE TV - 8.1%
Adelphia Communications Corp.,
     10.88%, 2010                             3,500          3,526
Callahan Nordrhein-Westfalen,
     14.00%, 2010 (144A security
      acquired June 2001 for $1,920) (a)      2,000          1,620
Charter Communications, Inc.,
     10.75%, 2009                               590            612
     10.25%, 2010                             4,000          4,040
     10.00%, 2011 (144A security
      acquired May 2001 for $1,000) (a)       1,000          1,015
Telewest Communications PLC,
     11.00%, 2007                             3,050          2,608
United Pan Europe Communications N.V.,
     11.25%, 2010                             3,480          1,253
                                                      -------------
                                                            14,674
                                                      -------------
CHEMICALS - 4.3%
Huntsman ICI Chemicals, Inc.,
     10.13%, 2009                             4,000          3,960
Lyondell Chemical Co.,
     10.88%, 2009                             3,000          2,955
United Industries Corp., 9.88%, 2009          1,170            948
                                                      -------------
                                                             7,863
                                                      -------------

CONSUMER PRODUCTS AND SERVICES - 8.4%
Desa International, Inc., 9.88%, 2007             2,750        1,348
Encompass Services Corp.,
    10.50%, 2009 (144A security
    acquired June 2001 for $1,130) (a)            1,150        1,104
Integrated Electrical Services,
    9.38%, 2009 (144A security acquired
    May 2001 for $715) (a)                          740          731
Jostens, Inc., 12.75%, 2010                       4,350        4,415


                                               PRINCIPAL       VALUE
                                                  (000)        (000)
---------------------------------------------------------------------
Remington Products Co., LLC,
    11.00%, 2006                                    500          486
    11.00%, 2006 (144A security
    acquired May 2001 for $2,410) (a)             2,500        2,425
Samsonite Corp., 10.75%, 2008                     5,750        4,801
                                                         ------------
                                                              15,310
                                                         ------------

CONTAINERS AND PAPER - 7.4%
Gaylord Container Corp.,
    9.88%, 2008                                   6,000        1,740
Huntsman Packaging Corp.,
    13.00%, 2010                                  3,700        2,812
Outsourcing Services Group, Inc.,
    10.88%, 2006                                  2,750        2,200
Potlatch Corp., 10.00%, 2011 (144A
    security acquired June 2001 for
    $1,010) (a)                                   1,010        1,015
Riverwood International Corp.,
    10.88%, 2008                                  6,000        5,790
                                                         ------------
                                                              13,557
                                                         ------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 5.8%
Amkor Technologies, Inc.,
    10.50%, 2009                                  4,400        4,202
Dictaphone Corp., 11.75%, 2005 (b)                2,465          595
Fairchild Semiconductor Corp.,
    10.13%, 2007                                    310          298
    10.38%, 2007                                  2,500        2,406
Viasystems, Inc.,
    9.75%, 2007                                   4,500        2,250
    9.75%, 2007, Series B                         1,700          850
                                                         ------------
                                                              10,601
                                                         ------------

ENTERTAINMENT - 7.3%
American Skiing Co., 12.00%, 2006                 5,250        3,570
Ameristar Casinos, Inc.,
     10.75%, 2009                                 4,500        4,657
Ballys Total Fitness Holdings,
     9.88%, 2007                                  2,500        2,475
Booth Creek Ski Holdings, Inc.,
     12.50%, 2007                                 2,250        1,868
Hollywood Casino Shreveport,
     13.00%, 2006                                   780          819
                                                         -------------
                                                              13,389
                                                         -------------

FINANCIAL - 7.0%
Dollar Financial Group, Inc.,
     10.88%, 2006                                3,400         3,230
Labranche & Co., Inc., 12.00%, 2007              4,150         4,627
Lodgian Financing Corp., 12.25%, 2009            4,200         2,856
Takefuji Corp., 9.20%, 2011 (144A
     security acquired May 2001 for
     $2,050) (a)                                 2,000         2,065
                                                         -------------
                                                              12,778
                                                         -------------


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  INVESTMENTS IN SECURITIES                            4
June 30, 2001 (Unaudited)

                                            PRINCIPAL        VALUE
                                              (000)          (000)
-------------------------------------------------------------------
FOOD AND BEVERAGES - 10.1%
Di Giorgio Corp., 10.00%, 2007             $  4,000       $  3,800
Fleming Companies,  Inc.,
     10.50%, 2004                             3,045          3,106
Grupo Azucarero Mexico S.A.,
     11.50%, 2005 (b)                         2,175            109
Imperial Holly Corp., 9.75%, 2007 (b)         5,000            750
Mastellone Hermonos S.A.,
     11.75%, 2008                             2,070          1,263
Premier International Foods PLC,
     12.00%, 2009                             4,500          4,590
Stater Brothers Holdings, Inc.,
     10.75%, 2006                             4,100          3,874
Vlasic Foods International, Inc.,
     10.25%, 2009 (b)                         3,350          1,005
                                                      -------------
                                                            18,497
                                                      -------------

HEALTH CARE - 0.8%
Mediq, Inc., 11.00%, 2008 (b)                 6,500             65
Magellan Health Services, Inc.,
      9.00%, 2008                             1,490          1,404
                                                      -------------
                                                             1,469
                                                      -------------
INDUSTRIAL - 9.4%
Blount, Inc., 13.00%, 2009                    6,150          3,552
Flowserve Corp., 12.25%, 2010                 1,000          1,070
Foamex Capital Corp., 13.50%, 2005            5,500          4,125
Goss Holdings, Inc., 12.25%, 2005             2,604            208
Grove Worldwide LLC, 9.25%, 2008 (b)          4,400             44
International Wire Group, Inc.,
    11.75%, 2005                              5,800          5,916
Neenah Corp.,
    11.13%, 2007, Series B                    2,650          1,431
    11.13%, 2007, Series E (144A security
    acquired Nov. 1998 for $1,553) (a)        1,500            810
                                                       ------------
                                                            17,156
                                                       ------------

METALS - 2.7%
Doe Run Resource Corp.,
    11.25%, 2005                              4,000         1,000
Kaiser Aluminium & Chemicals Corp.,
    12.75%, 2003                              1,840         3,023
Renco Steel Holdings, Inc.,
    10.88%, 2005                              5,850           878
                                                      ------------
                                                            4,901
                                                      ------------

MISCELLANEOUS - 19.1%
Allied Waste North America, Inc.,
    10.00%, 2009                              6,500         6,695
American Color Graphics, Inc.,
    12.75%, 2005                              5,500         5,390
Buhrmann U.S., Inc., 12.25%, 2009             4,800         4,752
Mail-Well I Corp., 8.75%, 2008                4,000         3,400
Murrin Murrin Holdings Ltd.,
    9.38%, 2007                               1,325         1,153



                                            PRINCIPAL       VALUE
                                              (000)         (000)
------------------------------------------------------------------
Nortek, Inc., 9.88%, 2011 (144A
    security acquired June 2001 for
    $2,621) (a)                            $  2,650      $  2,551
Quebecor Media Inc., 11.13%, 2011
    (144A security acquired June 2001
    for $2,464) (a)                           2,520         2,464
United Rentals, Inc.,
    9.00%, 2009                               3,750         3,431
    9.25%, 2009                               1,350         1,262
Williams Scottman, Inc.,
    9.88%, 2007                               4,000         3,800
                                                      ------------
                                                           34,898
                                                      ------------
RETAIL - 4.7%
Jo-Ann Stores, Inc., 10.38%, 2007               $ 5,000     $   2,500
Avis Rent A Car, Inc., 11.00%, 2009               4,125         4,631
Budget Group, Inc., 9.13%, 2006                   3,805         1,522
                                                         -------------
                                                                8,653
                                                         -------------

TECHNOLOGY - 1.4%
Exodus Communications, Inc.,
     11.25%, 2008                                 4,800         1,584
     10.75%, 2009                                   500           170
Orbital Imaging Corp., 11.63%, 2005 (b)           3,500           350
PSI Net, Inc.,
     10.50%, 2006 (b)                             2,360           148
     11.00%, 2009 (b)                             3,490           218
                                                         -------------
                                                                2,470
                                                         -------------

TELECOMMUNICATIONS - 13.7%
Alestra S DE R.L., 12.13%, 2006                   4,175         3,726
Global Crossings Holdings Ltd.,
     9.63%, 2008                                  3,000         2,370
Hyperion Telecommunications, Inc.,
     12.00%, 2007                                 3,920         1,960
International Cabletel, Inc., 12.75%, 2005        2,750         1,980
KMC Telecom Holdings, Inc.,
     13.50%, 2009                                 3,605           685
McLeod USA, Inc.,
     12.00%, 2008                                 3,730         2,163
     11.50%, 2009                                 1,000           560
Nextlink Communications, Inc.,
     10.75%, 2008                                 1,500           495
     10.50%, 2009                                 2,450           809
     10.75%, 2009                                   335           107
NTL Communications Corp., 11.88%, 2010            4,000         2,660


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  INVESTMENTS IN SECURITIES                            5
June 30, 2001 (Unaudited) (Continued)

                                               PRINCIPAL        VALUE
                                                  (000)         (000)
----------------------------------------------------------------------
Talton Holdings, Inc., 11.00%, 2007           $   2,800     $   1,778
Time Warner Telecom, Inc.,
     10.13%, 2011                                 1,260         1,128
Transtel Pass-Thru Trust,
     12.50%, 2007 (b)                             4,250           680
Versatel Telecom B.V., 13.25%, 2008               5,550         2,109
Williams Communications, Inc.,
     10.88%, 2009                                 4,640         1,856
Winstar Communications, Inc.,
     12.50%, 2008 (b)                             5,000            50
                                                         -------------
                                                               25,116
                                                         -------------
TEXTILES - 4.5%
Cluett American Corp.,
    10.13%, 2008                                 5,000         3,650
Levi Strauss & Co., 11.63%, 2008                 5,070         4,563
                                                         ------------
                                                               8,213
                                                         ------------

TRANSPORTATION - 2.7%
Atlas Air, Inc., 10.75%, 2005                    5,885         5,002
                                                         ------------
WIRELESS COMMUNICATIONS - 13.9%
Centennial Cellular, Inc.,
    10.75%, 2008                                 3,635         3,308
Crown Castle International Corp.,
    10.75%, 2011                                 3,000         2,850
Dobson Communications Corp.,
    10.88%, 2010                                 5,000         5,000
Grupo Isuacell S.A.,
    14.25%, 2006                                 3,290         3,504
Nextel Communications, Inc.,
    9.38%, 2009                                  3,000         2,370
Spectrasite Holdings, Inc.,
    10.75%, 2010                                 5,600         4,704
Telecorp PCS, Inc., 10.63%, 2010                 3,925         3,650
                                                         ------------
                                                              25,386
                                                         ------------
TOTAL BONDS AND NOTES
    (Cost - $361,394)                                        258,008
                                                         ------------


                                                NUMBER
                                               OF SHARES
                                               ---------

COMMON STOCKS - 0.1%
Goss Holdings Inc., Class B (Cost $0)           64,467           129
                                                         -------------

WARRANTS - 0.1% Convergent Communications,
    Inc., Exp. 2008 (a) (c)                     30,000             -
Jostens, Inc., Exp. 2010 (c)                     4,350            87
Orbital Imaging Corp., Exp. 2005 (a) (c)         4,250             4
Pliant Corp., Exp. 2010 (a) (c)                  3,700             -
Primus Telecommunications, Inc.,
Exp. 2004 (c)                                    4,250             -
Versatel Telecom B.V., Exp. 2008 (c)             6,550           144
                                                      ----------------
TOTAL WARRANTS (Cost - $473)                                     235
                                                      ----------------



                                                              VALUE
                                                              (000)
________________________________________________________________________________
TOTAL INVESTMENTS IN SECURITIES - 141.4%
     (Total Cost - $361,867) (d)                           $ 258,372
Liabilities in excess of other assets - (41.4%)              (75,674)
                                                      ----------------

NET ASSETS - 100%                                          $ 182,698
                                                      ================

(a) Indicates restricted security; the aggregate fair value of restricted securities is $17,305,475 (aggregate cost $18,385,600), which is approximately 9.47% of net assets.
(b)   Defaulted securities.
(c)   Non-income producing securities.
(d) At June 30, 2001, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $361,494,093, was as follows:

      Aggregate gross unrealized appreciation for
      all over tax cost investments in which there
      was an excess of value                                 4,086,908

      Aggregate gross unrealized depreciation for
      all investments in which there was an excess
      of tax cost over value                             (107,209,117)
                                                      -----------------
      Unrealized depreciation - net                    $ (103,122,209)
                                                      =================


    ---------------------------------------------------------------
     QUALITY RATINGS* OF LONG-TERM BONDS (UNAUDITED)
     June 30, 2001
                                            MARKET        % OF
                                            VALUE        MARKET
                                            (000)         VALUE
     --------------------------------------------------------------
     A/A                                    $  2,065       0.8%
     Baa/BBB                                   4,631       1.8
     Ba/BB                                    22,927       8.9
     B/B                                     198,581      77.0
     Below B                                  29,804      11.6
                                          -----------  ------------
                                            $258,008     100.0%
                                          ===========  ============


     *The higher of Moody's or Standard & Poor's Ratings.
  -----------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       6



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)


ASSETS:
Investments in securities at value            $ 258,372
Cash                                                  1
Interest receivable                               9,341
Receivables for investments sold                  8,278
Investment for Trustees' deferred
    compensation plan                               265
                                            ------------
      TOTAL ASSETS                              276,257
                                            ------------

LIABILITIES:
Loan payable                                     83,029
Payable for investments purchased                 7,101
Dividend payable                                  2,632
Deferred Trustees' fees payable                     265
Accrued interest payable                            260
Accrued advisory fees payable                       148
Other accrued expenses (including $49
    due to affiliate)                               124
                                            ------------
      TOTAL LIABILITIES                          93,559
                                            ------------

NET ASSETS (Equivalent to $3.47 per share
    based on 52,633 shares of beneficial
    interest outstanding; unlimited number
    of shares authorized)                     $ 182,698
                                            ============

COMPONENTS OF NET ASSETS:
Paid in capital                               $ 403,427
Overdistributed net investment income            (3,627)
Accumulated net realized loss                  (113,607)
Unrealized depreciation of investments         (103,495)
                                            ------------
NET ASSETS                                    $ 182,698
                                            ============
COST OF INVESTMENTS                           $ 361,867
                                            ============



STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)

INVESTMENT INCOME:
INCOME:
    Interest                                           $18,052

EXPENSES:
    Interest expense                                     2,536
    Investment advisory fees                               952
    Custodian fees and expenses                             50
    Administrative services                                 49
    Shareholder reports                                     45
    Transfer agent fees and expenses                        36
    Auditing and legal fees                                 23
    Trustees' fees                                          13
    Other                                                   24
                                                    -----------
    Total expenses                                       3,728
                                                    -----------

NET INVESTMENT INCOME                                   14,324
                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Net realized loss from investments                 (47,180)
    Unrealized appreciation of investments              27,005
                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS                                     (20,175)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                  $  (5,851)
                                                    ===========



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       7

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)


                                                   FOR THE SIX       FOR THE YEAR
                                                   MONTHS ENDED          ENDED
                                                  JUNE 30, 2001      DECEMBER 31,
                                                   (UNAUDITED)           2000
                                                ------------------- ----------------
OPERATIONS:
Net investment income                                 $    14,324      $    35,179
Net realized loss from
   investments                                            (47,180)         (23,893)
Unrealized appreciation (depreciation)
   on investments                                          27,005          (79,507)
                                                ------------------- ----------------
Net decrease from operations                               (5,851)         (68,221)
                                                ------------------- ----------------

DIVIDENDS AND DISTRIBUTIONS:
From net investment income                                (15,738)         (38,047)
                                                ------------------- ----------------
Total dividends and distributions                         (15,738)         (38,047)
                                                ------------------- ----------------
CAPITAL SHARE TRANSACTIONS:
Net increase from 439 and
   614 capital shares issued to
   shareholders in reinvestment of
   distributions, respectively                               1,886            3,317
                                                ------------------- ----------------
Net increase from Fund share
   transactions                                              1,886            3,317
                                                ------------------- ----------------
NET DECREASE IN NET ASSETS                                 (19,703)        (102,951)

NET ASSETS:
Beginning of period                                        202,401          305,352
                                                ------------------- ----------------
End of period *                                       $    182,698      $   202,401
                                                =================== ================

* Includes overdistributed net
   investment income of:                               $     3,627       $    2,940
                                                =================== ================



STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
(IN THOUSANDS)



CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Repayment of borrowing                       $      (3,934)
Dividends paid in cash                             (15,135)
                                               -------------
Total amount used                                  (19,069)
                                               -------------

CASH PROVIDED (USED) BY OPERATIONS:
Purchases of portfolio securities                  (74,009)

Proceeds from sales of portfolio securities         77,337
                                               -------------
Total amount provided                                3,328
                                               -------------

Net Investment Income (excludes amortized
   discount of $455)                                13,869
Net change in receivables/payables
   related to operations                             1,871
                                               -------------
Total other amounts                                 15,740
                                               -------------

Net Decrease in Cash                                    (1)
Cash, Beginning of Period                                2
                                             ---------------

CASH, END OF PERIOD                          $           1
                                             ===============



The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       8



FINANCIAL HIGHLIGHTS


                                            FOR THE SIX
                                            MONTHS ENDED
                                           JUNE 30, 2001                      FOR THE YEAR ENDED DECEMBER 31,
                                            (UNAUDITED)          2000         1999          1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD            $   3.88        $  5.92      $  6.39       $  7.88      $  7.43     $  7.19
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                           0.27           0.68         0.81          0.88         0.87        0.85
Net realized and unrealized gain (loss)
    on investments                                 (0.38)         (1.99)       (0.46)        (1.49)        0.44        0.29
                                                   ------         ------       ------        ------        ------     ------
Total from investment operations                   (0.11)         (1.31)        0.35         (0.61)        1.31        1.14
                                                   ------         ------       ------        ------       ------      ------
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income               (0.30)         (0.73)       (0.82)        (0.88)       (0.86)      (0.90)
                                                  -------         -------      -------       -------      -------     ------
TOTAL DISTRIBUTIONS
                                                   (0.30)         (0.73)       (0.82)        (0.88)       (0.86)      (0.90)
                                                   ------         ------       ------        ------       ------      ------
Net asset value, end of period                 $    3.47        $  3.88      $  5.92       $  6.39      $  7.88     $  7.43
                                              ============    ===========  ===========   ===========  ===========  ==========
Market value, end of period                    $    4.15        $  4.19      $  5.38       $  7.25      $  8.44     $  8.38
                                              ============    ===========  ===========   ===========  ===========  ==========
Total Investment Return:
Per share market value                              6.37% (c)   (10.05)%     (16.18)%        (3.35)%      11.65%      19.25%
Per share net asset value (b)                      (3.30)% (c)  (24.21)%       5.78%         (8.31)%      18.58%      16.70%
RATIOS TO AVERAGE NET ASSETS
Expenses (includes interest expense)                3.69% (d)     4.16%        3.40%          3.40%        3.28%       3.35%
Expenses (excludes interest expense)                1.18% (d)     1.09%        1.02%          0.97%        1.06%       1.07%
Net investment income                              14.17% (d)    13.13%       13.05%         12.05%       11.28%      11.60%
PORTFOLIO TURNOVER                                    30% (c)       38%          49%            56%          74%         78%
NET ASSETS, END OF PERIOD (000 OMITTED)       $  182,698     $  202,401  $  305,352    $   324,289   $  295,256   $ 273,500

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Not annualized.
(d) Annualized.

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS                         9
(Unaudited)



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and now amortizes premium and discount on all debt securities. The cumulative effect of this accounting change did not have an impact on total net assets for the Fund, but resulted in a reclassification between cost of securities held, net investment income, net realized gains and losses and net unrealized appreciation/depreciation.

Prior to the change, the Fund did not amortize premiums or discounts for book purposes, except for original issue discounts, which were accreted over the life of the respective securities.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and

________________________________________________________________________________
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS                       10
(Unaudited) (Continued)


characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a re-classification to paid in capital may be required.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders, which will generally enable the Fund to borrow up to the lesser of: (A) $151,300,000; or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 31, 2002. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time or at fixed rates as may be agreed to between the Fund and the lender. The average borrowings outstanding during the six months ended June 30, 2001 were $71,429,900, at an average interest rate of approximately 7.16%. As of June 30, 2001, the Fund was paying interest at an average annual rate of 4.91% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2001, the Fund paid or accrued $48,964.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the six months ended June 30, 2001 were $81,110,587 and $85,615,107, respectively.

6. CAPITAL LOSS CARRYOVER. At December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $65,802,748, of which $1,753,142, $28,678,393 and $35,363,213 expire in 2003, 2007 and 2008, respectively. For
2000, the Fund had a post-October loss in the amount of $310,040. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      11



DIVIDEND RATE CHANGE

The monthly dividend of 4.5 cents per share, which the Fund declared on August 15, 2001, which is payable on September 10, 2001 to shareholders of record on August 28, 2001, represents a new dividend rate. The new rate is a reduction from the 5 cents per share rate the Fund has paid since December 2000. There are two principal reasons for the reduction in the dividend. First, higher coupon bonds purchased by the Fund in earlier years have gradually been replaced by lower coupon issues, as the original bonds have either matured, been called or sold for investment and credit reasons. Second, high yield market default rates have risen and an increase in defaulted securities in recent months has caused the Fund's net investment income to decline.

MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS
The Annual Meeting of the Shareholders of CIGNA High Income Shares (the "Trust") was held on Monday, April 23, 2001 at 11:30 a.m., Eastern Time.

Five Trustees were elected by a vote of shareholders to serve as members of the Board of the Trust until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Trust voted to elect the following Trustees:

                                       For                       Vote Withheld
                                       ---                       -------------
Hugh R. Beath                       47,138,522.691               740,318.515
Richard H. Forde                    47,144,974.691               733,866.515
Russell H. Jones                    47,152,746.691               726,094.515
Thomas C. Jones                     47,169,091.691               709,749.515
Paul J. McDonald                    47,093,954.691               734,866.515

The appointment of PricewaterhouseCoopers LLP to serve as independent accountants for the fiscal year ending December 31, 2001 was ratified by a vote of shareholders of the Trust as follows:

             For                      Against                     Abstain
             ---                      -------                     -------
         47,415,041.993             237,015.599                226,783.614

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Trust.

No other business was transacted at the meeting.
________________________________________________________________________________
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06104.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, Stock Transfer Department, P.O. Box 8200, Boston, MA, 02266-8200, or call 1-800-426-5523.
________________________________________________________________________________

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]
 CIGNA

CIGNA High Income Shares                [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
100 Front Street
Suite 300
Worcester, MA 01601

                                                                      CIGNA HIGH
                                                                   INCOME SHARES

--------------------                    ________________________________________
     BULK RATE
    U.S. POSTAGE                                               SEMIANNUAL REPORT
       PAID                                                        JUNE 30, 2001
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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